Exhibit 10.2
------------












                         PRODUCTION PREPAYMENT AGREEMENT


                                     BETWEEN


                       PANENERGY FINANCIAL SERVICES, INC.,
                             A DELAWARE CORPORATION

                                       AND

                                  UNIOIL, INC.
                              A NEVADA CORPORATION

                                      INDEX
                                      -----



1.     PRODUCTION PREPAYMENTS BY PANENERGY................................... 2
       -----------------------------------

2.     USE AND APPLICATION OF PRODUCTION PREPAYMENTS......................... 5
       ---------------------------------------------

3.     REPAYMENT OF THE PRODUCTION PREPAYMENTS............................... 5
       ---------------------------------------

4.     DEDICATION OF WELLS/OIL AND GAS LEASES................................ 6
       --------------------------------------

5.     COLLATERAL SECURITY................................................... 6
       -------------------

6.     INFORMATION........................................................... 7
       -----------

7.     DEFAULT............................................................... 8
       -------

8.     MISCELLANEOUS......................................................... 9
       -------------

                         PRODUCTION PREPAYMENT AGREEMENT


       THIS PRODUCTION PREPAYMENT AGREEMENT (the "Agreement") is made and entered into this 12th day of December, 1996, between PANENERGY FINANCIAL SERVICES, INC., a Delaware corporation ("PanEnergy"), and UNIOIL, INC., a Nevada corporation (hereinafter referred to as "UNIOIL").



                                R E C I T A L S:
                                - - - - - - - -

A. UNIOIL owns or owns an interest in the oil and gas leases located in Weld County, Colorado (the "Leases") set forth in Exhibit "A" attached hereto
                                                     -----------
       and incorporated herein by reference, which Leases, along with other oil and gas leases, have been dedicated to PanEnergy Field Services Inc. ("PFS") pursuant to that certain Amended and Restated Gas Purchase and Processing Agreement between UNIOIL and PFS of even date herewith (the "GPA").

B. In order to induce PanEnergy to partially finance the costs of drilling, completing and equipping eight (8) oil and gas wells of the types described in Section 1.1 herein on the Leases (the "Program Wells") at the locations set forth on Exhibit "B" attached hereto, UNIOIL desires to
                                  -----------
       commit and sell to PanEnergy's affiliate the condensate and crude oil produced and saved from the Leases attributable to the working interest of UNIOIL (the "Production").

C. To promote the drilling, completing and equipping of the Program Wells, PanEnergy is willing to make certain payments to third parties (the "Production Prepayments") upon the terms and conditions set forth herein for well drilling or completion services, materials or equipment, as an advance to UNIOIL and a prepayment for the Production from the Leases, in return for the premise of repayment by UNIOIL.

D. In connection with and prior to any Production Prepayments by PanEnergy, UNIOIL shall, among other things, execute and deliver to PanEnergy a Mortgage, as defined in Section 1.2 herein, which will secure UNIOIL's repayment of the Production Prepayments, with accrued interest thereon, in accordance herewith. The security for the Mortgage shall include the Program Wells and that portion of the Leases within the spacing units for the Program Wells along with other oil and gas wells, and oil and gas leases within the spacing units for such wells, that will use common tank batteries and measurement facilities with the Program Wells and all equipment used or useful for the operation of such wells (all such wells, leases, facilities and equipment are referred to collectively as the "Program Leases").

IN CONSIDERATION of the mutual promises contained herein, the benefits to be derived by each party hereunder and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, PanEnergy and UNIOILL agree as follows:

1.     PRODUCTION PREPAYMENTS BY PANENERGY
       -----------------------------------

       1.1 Upon receipt of written request from UNIOIL for a Production Prepayment, which shall not be made for amounts less than $10,000, together with copies of invoices (the "Invoices") for well drilling or completion services, materials or equipment performed or supplied by third parties (collectively, "Vendors") in connection with the drilling and completion of the Programs Wells, aggregating an amount not less than the requested Production Prepayment, and subject to the terms and conditions set forth in this Agreement, PanEnergy agrees to pay the Vendors, as a Production Prepayment for UNIOIL, 95% of the amount of the Invoices for such Program Well, but not to exceed the Maximum Advance (as defined below) for such Program Well, as follows:

              (a) UNIOIL shall drill, or caused to be drilled, all of the Program Wells to at least a depth sufficient to test the Codell formation. If any Program Well is, in UNIOIL's reasonable judgment as a prudent operator, capable of producing oil and/or gas in commercial quantities, UNIOIL shall diligently complete and equip such well. UNIOIL shall drill and complete the Program Wells by May 31, 1997 and shall submit all Invoices to PanEnergy by July 31, 1997. The time limits set out in this paragraph are limits for the purpose of qualifying to receive Production Prepayments and are not contractual undertakings by UNIOIL to drill or complete the Program Wells.

              (b) Upon receipt of the Invoices as set forth above, PanEnergy shall calculate the amount of such Invoices attributable to UNIOIL's share of the working interest in that Program Well. If UNIOIL owns less than all of the working interest in any of the Program Wells, the amount which PanEnergy is obligated to advance UNIOIL hereunder for such Program Well shall be proportionately reduced. PanEnergy shall pay to the Vendors for each Program Well 95% of the amount of their respective Invoices, proportionately reduced to UNIOIL's working interest, but not more, collectively, than the "Maximum Advance" for such Program Well as set forth in Exhibit "B" (the "Maximum Advance") after taking into
                     ------------
                     consideration previous Production Prepayments by PanEnergy with respect to such Program Well. UNIOIL shall promptly pay that portion of the Invoices which exceeds the amounts advanced hereunder by PanEnergy for any Program Well.

              (c) To the extent that a Program Well has been drilled, completed and equipped and the Production Prepayments to which UNIOIL has become entitled are less than the Maximum Advance set out in Exhibit "B" for such Program Well, then
                                        -----------
                     such difference may be carried over and applied to increase the Maximum Advance of another Program Well; provided, however, that such difference may only be carried over from such Program Wells which are, according to reasonably prudent operator standards, producing hydrocarbons in commercial quantities.

       1.2 In addition to the Invoices, each Production Prepayment disbursement shall be evidenced by and be contingent upon receipt (and, if applicable, recording in such county and state government offices which PanEnergy determines is appropriate), and approval by PanEnergy of the following documentation:

              (a)    Execution and delivery by UNIOIL of a Promissory  Note (the
                     "Note"),  in  a  form  acceptable  to  PanEnergy,   in  the
                     principal sum of $1,722,350.

              (b) Execution and deliver by UNIOIL of a Mortgage, Security Agreement, Assignment of Production and Proceeds and Financing Statement (as the same may be amended or supplemented from time to time, the "Mortgage") in a form acceptable to PanEnergy, granting a security interest to PanEnergy in the Program Leases and the Production and Production Proceeds (defined in Section 1.5, below) attributable to the Program Leases.

              (c) Execution and delivery by UNIOIL (to both PanEnergy Transport and Trading Company ("PT&T") and PFS) of transfer orders and/or Letters-in-Lieu, in a form acceptable to PanEnergy, transferring payments for Production from the Program Leases to PanEnergy.

              (d) Execution and delivery by UNIOIL of a properly completed Form UCC-1 Financing Statement (the "Financing Statement"), in a form acceptable to PanEnergy, covering the Program Leases and the Production and Production Proceeds from the Program Leases.

              (e)    Execution and delivery by UNIOIL of the GPA.

              (f) Execution and delivery of a crude oil purchase contract (the "Crude Contract") between UNIOIL and PT&T, in a form acceptable to PT&T, for the purchase by PT&T of the crude oil and/or condensate produced and saved, or to be produced and saved, from the Program Leases. If, for any reason, PT&T is not purchasing UNIOIL's crude oil pursuant to the Crude Contract, UNIOIL shall execute and deliver to PanEnergy transfer orders and/or letters-in-lieu as reasonably requested by PanEnergy in order that payments for such crude oil will be paid directly to PanEnergy or its designee.

              (g) A drilling title opinion by a Colorado licensed attorney approved by PanEnergy, for each Program Well and approval of title thereto by PanEnergy prior to PanEnergy making any Production Prepayments for such Program Well.

              (h) Execution and delivery by UNIOIL of a Memorandum of the GPA, in a form acceptable to PanEnergy.

              (i) Execution and delivery by each holder of a mortgage, lien or other encumbrance on the Leases of a Ratification and Subordination Agreement, in a form acceptable to PanEnergy, which covers all of the oil and gas leases and lands dedicated to gas gathering, processing and/or purchase agreements between UNIOIL and PFS.

              (j) Execution and delivery by each holder of a mortgage, lien or other encumbrance on the Program Leases of a Release of Lien in a form acceptable to PanEnergy.

              (k) Delivery by UNIOIL of UNIOIL's (i) most recent year-end audited financial statements prior to ninety days after the end of UNIOIL's fiscal years and (ii) most recent month end financial statements prior to thirty days after the end of each such months.

              (l) Execution and/or delivery by UNIOILL of any other documents reasonably requested by PanEnerg for the purpose of perfecting PanEnergy's liens in the Program Leases and the wells and other equipment located thereon.

       1.3 Notwithstanding anything contained herein to the contrary, if PanEnergy, in its sole judgment, and at any time, determines that UNIOIL's financial condition is unsatisfactory or that the economics of drilling or completing any or all of the Program Wells do not meet Panenergy's expectations, PanEnergy may discontinue making advances of Production Prepayments.

       1.4 The Production Prepayments shall be repaid, together with accrued interest thereon, in accordance with the Note and this Section 1.4. On the following dates, the following amounts shall become due and payable under the
Note: (a) on April 1, 1998, 45% of the Base Amount (as herein defined); (b) on April 1, 1999, a cumulative 50% of the Base Amount; (c) on April 1, 2000, a cumulative 60% of the Base Amount; (d) on April 1, 2001, a cumulative 90% of the Base Amount; and (e) on April 1, 2002, all remaining unpaid principal hereunder, together with accrued interest thereon. The total amount of Production Prepayments advanced to UNIOIL pursuant to the Agreement, plus accrued, unpaid interest thereon is herein called the "Base Amount." Such amounts shall be repaid pursuant to the provisions of Section 3.1, 3.2, and 3.3 hereof.

       1.5 "Production Proceeds" shall he defined as Gas Proceeds plus Crude Oil Proceeds. "Gas Proceeds" shall be defined as all UNIOIL's share, pursuant to the GPA, of the proceeds derived from the sale of natural gas and natural gas liquids produced and saved from and attributable to the working interest of UNIOIL in and to the Programs Leases, net of (i) royalties; and (ii) ad valorem and severance taxes. "Crude Oil Proceeds" shall be defined as all of UNIOIL's share, pursuant to the Crude Contract, of the proceeds derived from the sale of crude oil and/or condensate produced and saved, or to be produced and saved, from and attributable to the working interest of UNIOIL, in and to the Program Leases, net of (i) royalties; and (ii) ad valorem and severance taxes.

       1.6 UNIOIL hereby assigns to PanEnergy all rights to receive proceeds from insurance coverage on any well on the Program Leases or any related equipment or production, PanEnergy agrees to use such proceeds to repair or replace any property damage covered by such insurance (whether as reimbursement for amounts reasonably expended by UNIOIL for such repair or to pay directly the reasonable costs for such repair). To the extent any such proceeds exceed the reasonable cost of repair or are attributable to property which cannot be repaired or replaced (such as production), then such of the proceeds shall be applied against the Note or, if the Note has been paid in full, refunded to UNIOIL.

2.     USE AND APPLICATION OF PRODUCTION PREPAYMENTS
       ---------------------------------------------

       2.1 Each Production Prepayment shall be disbursed by PanEnergy by check within five (5) days after receipt and approval by PanEnergy of the Invoices. In lieu of disbursing Production Prepayments directly to UNIOIL, PanEnergy will disburse the Production Prepayments by making payments directly to the Vendors. UNIOIL shall remain liable for and assume all responsibility for the payment of all invoices related to all wells located on the Program Leases, and lands pooled therewith. UNIOIL shall defend (with counsel reasonably acceptable to PanEnergy) and indemnify PanEnergy, its parent company and affiliates of and from any and all damages, claims, actions, causes of action, costs and expenses, including attorneys' fees (collectively "Claims"), stemming from or in any way related to the drilling, completion, equipping or operation of the wells on the Program Leases, and on lands pooled therewith, and the payment of all expenses related thereto, including expenses related to the acquisition of the oil and gas leases upon which any wells are located; provided, however, that PanEnergy shall not be entitled to indemnity hereunder to the extent that a Claim is directly attributable to the gross negligence or willful misconduct of PanEnergy.

       2.2 UNIOIL shall obtain and provide to PanEnergy copies of Lien waiver statements from Vendors and contractors providing labor and/or materials related to the drilling and completion of the Program Wells.

3.     REPAYMENT OF THE PRODUCTION PREPAYMENTS
       ---------------------------------------

       3.1 Each month out of the Production Proceeds attributable to the Program Leases, PanEnergy shall withhold and apply to the repayment of the outstanding unpaid principal due on the Note, plus accrued interest thereon, the lesser of (i) all amounts due and owing under the Note, or (ii) ninety five percent (95%) of the Production Proceeds (as defined in Section 1.5), less the amount of $450 per Program Well and per each commercial well ("Existing Well") located on the Program Leases within the prospect area associated with such Program Well as identified on Exhibit B for operating expenses attributable to the Program Wells and Existing Wells, proportionately reduced based upon UNIOIL's working interest in the respective Program Well or Existing Well, which shall be remitted to UNIOIL, unless otherwise mutually agreed in writing. Operating expenses to be paid on a Program Well and Existing Well shall be made by PanEnergy commencing with the month in which initial production from the Program Well occurred, if such initial production occurred prior to the 15th day of such month, and commencing with the month following the month in which initial production occurred, if such initial production occurred on or after the 15th day of such month. In the event such operating expenses ever exceed Production Proceeds for any month, any excess shall be borne and paid solely by UNIOIL and shall not he deducted from Production Proceeds attributable to the month in which the excess occurred or any other month. PanEnergy and UNIOIL acknowledge that UNIOIL shall have the obligation to continue to operate such wells in a reasonably prudent manner without taking into consideration the amounts being paid to PanEnergy under the Note. At such time as all sums due under the Note have been repaid in full, all Production Proceeds shall be paid over by PanEnergy to UNIOIL, as its interest may appear, unless a default shall have occurred under this Agreement, the Note or under the Mortgage, in which case such Production Proceeds shall continue to be paid over to and applied by PanEnergy as provided herein.

       3.2 All funds withheld and received by PanEnergy hereunder shall be applied first to late payment fees, if any, provided in the Note and/or the Mortgage; costs and collection fees provided for in the Note and/or the

Mortgage; accrued interest on the Note, and the remainder to the outstanding unpaid principal of the Note. If at the end of the repayment term hereof, all Production Prepayments made hereunder, plus accrued interest, have not been repaid in full, PanEnergy may declare a default hereunder and proceed in accordance with the default procedures provided for herein.

       3.3 UNIOIL may at any time without penalty prepay to PanEnergy all or any portion of the Production Prepayments made by PanEnergy hereunder by delivery to PanEnergy of cash or certified funds, which sums shall be applied first to accrued interest, and the remainder to outstanding unpaid principal on the Note.

       3.4 On or before the 20th day of each month until the Note has been repaid in Full and commencing with the month following the month of the initial Production Prepayment disbursement, PanEnergy shall provide to UNIOIL a statement for the prior month showing the balance due under the Note as of the beginning of such month, the date and amount of any Production Prepayments by PanEnergy during such month, the application of Production Proceeds to principal, interest and fees, if any, (which shall include the amount and date of each such application) during such month, any other payments made by UNIOIL to PanEnergy during such month, and the balance due to PanEnergy under the Note as of the end of such month.

4.     DEDICATION OF WELLS/OIL AND GAS LEASES
       --------------------------------------

       4.1 Commencing with the initial Production Prepayment disbursement as described in Section 1 hereof, all Leases, wells located on the Leases (or lands pooled or unitized therewith) and Production therefrom, shall become subject to the GPA and the Crude Contract. All wells, drilled and produced, or to be drilled and produced, thereon shall be dedicated to and governed by the terms and provisions contained in the GPA and the Crude Contract.

       4.2 As long as there is any outstanding accrued interest and principal amounts due under the Note, UNIOIL agrees not to sell, assign, transfer or convey any interest it owns or hereafter acquires in the Program Wells or the Program Leases or take any other action which would reduce the net revenue interest of UNIOIL therein without PanEnergy's prior written consent.


5.     COLLATERAL SECURITY
       -------------------

       Payment of the Note and all other obligations of UNIOIL hereunder shall be secured by the following security documents:

       5.1 The Mortgage, by which PanEnergy shall obtain a first and prior right and secured interest, free of any and all liens and encumbrances in and to the interest of UNIOIL in the Program Leases and the Production and Production Proceeds attributable to the Program Leases.

       5.2    The Financing Statement described in Section 1.2(d) above.

6.     INFORMATION
       -----------

       6.1 At all times from the date hereof until the termination of this Agreement, UNIOIL, at its own expense, shall furnish to PanEnergy the following reports and information at the times indicated below:

              (a) Within ninety (90) days after the end of each fiscal year of UNIOIL, UNIOIL shall furnish UNIOIL's most recent financial statements as of the end of and for each such period, including a balance sheet and statements of income, stockholder's equity and cash flow, each of which shall have been prepared in accordance with generally accepted accounting principles and accompanied by a report of UNIOIL's independent certified public accountants stating that their examination was made in accordance with generally accepted auditing standards and that, in their opinion such financial statements fairly present UNIOIL's financial condition, results of operations and changes in financial position in accordance with generally accepted accounting principles consistently applied.

              (b) Within thirty (30) days after the end of each of the first three (3) fiscal quarters of UNIOIL, UNIOIL shall furnish UNIOIL's most recent financial statements as of the end of and for such period, including a balance sheet and statements of income, stockholder's equity and cash flow, each of which shall have been prepared in accordance with generally accepted accounting principles and accompanied by a certificate of UNIOIL's chief financial officer stating that such financial statements fairly present UNIOIL's financial condition, results of operations and changes in financial position in accordance with generally accepted accounting principles consistently applied, subject to changes resulting from year-end audit adjustments.

              (c) If any indebtedness under this Agreement remains unpaid on December 31, 1997, then on April 1, l998 and annually on or before April 1, of each year thereafter until the Note and accrued interest thereunder are repaid in full, UNIOIL shall furnish an engineering report reasonably satisfactory to PanEnergy (together with UNIOIL's internally prepared summary of such report), as of January 1 of such year prepared by an independent petroleum engineering consulting firm reasonably acceptable to PanEnergy, incorporating all current information and data available to UNIOIL pertinent to the estimation of oil and gas reserves attributable to the Program Leases and setting forth the following;

                     (i)    an   estimation   of  the  oil  and  gas   reserves,
                     classified by appropriate categories, as of such date attributable to the Program Leases (with that portion of such reserves attributable to the Production Prepayments and to UNIOIL's interest in the Program Leases (after giving effect to the Production Prepayments) being set forth separately),

                     (ii) a projection of the rate of production of and net income from, such reserves,

                     (iii) a calculation of the present worth of such net income discounted at a rate or rates designated from time to time by ParEnergy, and

                     (iv) a schedule or complete description of all assumptions, estimates and projections made or used in the preparation of such report, including without limitation estimated future product prices, capital expenditures, operating expenses and taxes.

                            Each such  report  pursuant to this  Section  6.1(c)
                     shall  be  prepared  in  accordance   with   customary  and
                     generally accepted standards and practices for petroleum engineers, shall be based on such assumptions as to costs, product prices and similar factors as PanEnergy shall designate from time to time. PanEnergy shall be furnished a copy of any other reserve report prepared for UNIOIL, by any independent petroleum engineering firm covering the Program Leases.

              (d) Upon request, UNIOIL shall furnish such other information as PanEnergy may reasonably request.

7.     DEFAULT
       -------

       7.1    Upon the  occurrence  of an Event or Default as defined in Section
7.2 below, (a) the outstanding unpaid balance of the Note, plus accrued interest thereon as of the date of the occurrence of the Event of Default, shall become immediately due and payable, without any further notice, presentment, or demand of any kind, all of which are expressly waived by UNIOIL, (b) PanEnergy's obligation to make Production Prepayments shall terminate immediately, and (c) PanEnergy may proceed immmmediately to exercise all rights it may have at law, in equity, or under the Mortgage and the Financing Statement.

       7.2 For the purposes hereof, an Event of Default shall be defined as any one or more of the following:

              (a)    Non-Payment  of the Note.  UNIOIL  fails to timely pay when
                     ------------------------
                     due any payment of principal, interest or other amounts due under the Note and such failure continues for ten (10) days after receipt by UNIOIL of notice thereof from PanEnergy.

              (b)    Default  Under the  Mortgage.  A default  occurs  under the
                     ----------------------------
                     terms of the Mortgage and continues for more than the applicable period of grace, notice or cure, if any, therein set forth.

              (c)    Cessation of Force and Effect of the Mortgage. The Mortgage
                     ----------------------------------------------
                     shall at any time and for any reason cease to be in full force and effect.

              (d)    Bankruptcy,  Insolvency, etc.  UNIOIL becomes  insolvent or
                     ----------------------------
                     generally fails to pay, or admits in writing its inability to pay, debts as they become due; or UNIOIL applies for, consents to, or acquiesces in the appointment of a trustee, receiver or other custodian for UNIOIL or any property thereof, or makes a general assignment for the benefit of creditors; or, in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for UNIOIL or for a substantial part of the property thereof and is not discharged within thirty (30) days; or any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding is commenced in respect of UNIOIL and if such case or proceeding is not commenced by UNIOIL, it is consented to or acquiesced in by UNIOIL, or is not dismissed or remains undismissed for thirty (30) days or UNIOIL takes any action to authorize, or in the furtherance of, any of the foregoing.

              (e)    Dissolution of UNIOIL. UNIOIL shall dissolve for any reason
                     ---------------------
                     or shall transfer or assign a majority interest therein, or transfer or assign substantially all of the assets of UNIOIL to any other person or entity, without the prior written consent of PanEnergy.

              (f)    Liens and  Encumbrances.  Any lien or encumbrance is placed
                     -----------------------
                     upon any of the Leases (or wells located thereon) and/or the Production attributable thereto which lien or encumbrance impairs, or which PanEnergy reasonably believes impairs the priority and/or of effectiveness of PanEnergy's security interest therein, notice thereof is given to UNIOIL and UNIOIL fails to pay off or otherwise resolve said lien or encumbrance within thirty (30) days from date of receipt of said notice. In the event UNIOIL fails to cure such default within the time period specified,
                     PanEnergy, without waiver of any other rights it may have hereunder, or at law or in equity, may apply all or any portion of the Production Proceeds to the payment, settlement or resolution of such lien or encumbrance and, to the extent such of the Production Proceeds have previously been applied to the Note, such advances shall constitute additional indebtedness of UNIOIL under the Note.

              (g)    Default Under the Agreement and/or any Ancillary Agreements
                     -----------------------------------------------------------
                     With  PanEnergy.  UNIOIL  shall have  breached  any term or
                     ---------------
                     provision herein contained and having received notice thereof, fails to remedy said breach within thirty (30) days (unless an earlier time is specified) from the date of receipt of said notice, or UNIOIL shall have breached any term of or defaulted under any other document required or requested to be executed and delivered to PanEnergy hereunder and fails to cure such breach or default within thirty (30) days (unless an earlier time is specified) from date of receipt of notice thereof.

8.     MISCELLANEOUS
       -------------

       8.1    Notices.  All notices  and  communications  required or  permitted
              -------
under this Agreement shall be in writing and any communication or delivery hereunder shall be deemed to have been duly made when delivered personally or three (3) business days following deposit in the United States mail, certified mail, return receipt requested, or one (1) business day following delivery to a recognized overnight courier service, or one (1) busine day following transmittal by facsimile, in each such case, addressed as follows:

       TO PANENERGY:
       -------------

                     PANENERGY FINANCIAL SERVICES, INC.
                     370 17th Street, Suite 900
                     P.O. Box 5493
                     Denver, Colorado 80217

                     ATTN:  Vice President - Rocky Mountain Region
                            (303) 595-3331
                            (303) 595-0480 - FAX

       WITH A COPY TO:
       ---------------

                     PANENERGY FINANCIAL SERVICES, INC.
                     600 Travis Street, Suite 6875
                     Houston, Texas 77002

                     ATTN:  Jeffrey Goodman
                            (713) 229-8800
                            (713) 247-0730 - FAX

       TO UNIOIL:
       ----------

                     UNIOIL INC.
                     3817 Carson Avenue
                     Post Office Box 310
                     Evans, Colorado 80620

                     ATTN:  Fred C. Jones
                            (970) 330-6300
                            (970) 330-6447 - FAX

       Either party may, by written notice so delivered to the other, change the address or the person to which delivery shall thereafter be made.

       8.2    Payment  of  Costs,  Expenses  and  Taxes.  UNIOIL  agrees  to pay
              ------------------------------------------
PanEnergy on demand for all of PanEnergy's out-of-pocket costs and expenses, including, without limitation, attorneys' fees, reasonably incurred in connection with: (i) the administration of this Agreement, the Note, the Mortgage and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith, (ii) the preparation, negotiation, execution and delivery of any and all amendments to or replacement of this Agreement, the Note, the Mortgage and all other instruments or documents provided for herein or delivered or to he delivered hereunder or in connection herewith, (iii) the filing, recording, refiling and re-recording of the Mortgage and/or any financing statements relating thereto and all amendments or supplements to any thereof, and any and all other documents or instruments of further assurance required to he filed or recorded or refiled or re-recorded by the terms hereof or of the Mortgage, (iv) examination of title to, preparation of title opinions for, and curing title problems associated with the Program Leases and other oil and gas leases and lands dedicated by UNIOIL to PanEnergy under gas purchase, processing and/or gathering agreements as PanEnergy deems appropriate to verify UNIOIL's title therein, and (v) the enforcement of this Agreement, the Note and the Mortgage. In addition, UNIOIL agrees to pay, and to save PanEnergy harmless from all liability for, any stamp or similar taxes which may be payable in connection with the execution or delivery of this Agreement, or the issuance of the Note or of any other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith (but not for any taxes on income or gross or net receipts). All obligations provided for in this Section shall survive any termination of this Agreement.

       8.3    Amendment;  Waiver; Remedies. This Agreement may not be altered or
              ----------------------------
amended, nor any rights hereunder be waived, except by written instrument executed by both parties. No waiver of any term, provision or condition of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing Waiver of any such term, provision or condition or as a waiver of any term, provision or condition of this Agreement. No failure or delay on the part of PanEnergy to exercise any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Agreement, the Mortgage, the Financing Statement or the Note preclude any other or further exercise of any right under this Agreement or any other right. The remedies herein are cumulative and not exclusive of any remedies provided by law.

       8.4    Assignment.   This   Agreement  and  the  other   agreements   and
              ----------
instruments contemplated hereby may not be assigned by UNIOIL without the prior written consent of PanEnergy.

       8.5    Headings.  The  headings  of the  Articles  and  Sections  of this
              --------
Agreement are for guidance and convenience of reference only and shall not limit or otherwise affect any of the terms or provisions of this Agreement.

       8.6    Governing Law.  This Agreement and the  transactions  contemplated
              -------------
hereby shall be construed to accordance with, and governed by, the laws of the State of Colorado without regard to principles of conilicts of law.

       8.7    Entirety of Agreement. This Agreement, together with the documents
              ---------------------
described in Section 1.2 above, the Mortgage, the Crude Contract, the Note and the GPA constitute the entire understanding between the parties with respect to the subject matter hereof, superseding all negotiations, prior discussions and prior agreements and understandings, whether written or oral, relating to such subject matter.

       8.8    Binding Agreement. This Agreement shall be binding upon, and shall
              -----------------
inure to the benefit of, the parties hereto and their respective successors and assigns.

       8.9    Survivor.  This  Agreement,  and the rights and obligations of the
              --------
parties herein, shall survive the consummation hereof.

       8.10   Counterparts and Telecopies. This Agreement may be executed in any
              ---------------------------
number of counterparts, each of which shall he deemed an original but all of which together shall constitute one and the same instrument. Telecopies of signed copies of this Agreement shall constitute signed original documents for all purposes.

IN WITNESS WITNESS WHEREOF, the parties have executed this Agreement the date first above mentioned.


ATTEST:                                   PANENERGY FINANCIAL SERVICES, INC.,
                                          A DELAWARE CORPORATION



BY:  /s/ William B. Mathews               BY:  /s/ Jeffrey B. Goodman
   -----------------------------------       -----------------------------------
   WILLIAM B. MATHEWS,                       JEFFREY B. GOODMAN,
   ASSISTANT SECRETARY                       VICE PRESIDENT



ATTEST:                                   UNIOIL, INC.
                                          A NEVADA CORPORATION



BY:  /s/ Fred C. Jones                    BY:  /s/ Charles E. Ayers, Jr.
   -----------------------------------       -----------------------------------
   FRED C. JONES,                            CHARLES E. AYERS, JR.,
   SECRETARY                                 CHAIRMAN OF THE BOARD,
                                             CHIEF EXECUTIVE OFFICER

STATE OF COLORADO            )
                             ) ss.
CITY & COUNTY OF DENVER      )

Before me, Yvette A. Arceneaux, a Notary Public in and for said County and State, on this 12th day December, 1996, personally appeared JEFFREY B. GOODMAN and WILLIAM B. MATHEWS, known to me to be the Vice President and Assistant Secretary, respectively, of PanEnergy Financial Services, Inc., a Delaware corporation, on behalf of said corporation and acknowledged to me that they executed this Agreement for the considerations and purposes therein set forth.

Given under my hand and seal of office this 12th day of December, 1996.


MY COMMISSION EXPIRES                   /s/ Yvette A.  Arceneaux
                                        ---------------------------
                                        NOTARY PUBLIC

  September 30, 2000
------------------------

STATE OF COLORADO            )
                             ) ss.
COUNTY OF DENVER             )

Before me, Yvette A. Arceneaux, a Notary Public in and for said County and State, on this 12th day of December, 1996, personally appeared CHARLES E. AYERS, JR. and FRED C. JONES, known to me to be the Chairman of the Board, Chief Executive Officer and Secretary, respectively, of Unioil, Inc., a Nevada corporation, on behalf of said corporation and acknowledged to me that they executed this Agreement for the considerations and purposes therein set forth.

Given under my hand and seal of office this l2th day of December, 1996.


MY COMMISSION EXPIRES                   /s/ Yvette A.  Arceneaux
                                        ---------------------------
                                        NOTARY PUBLIC

  September 30, 2000
------------------------

                                    EXHIBIT A
                                    ---------


                                 PROGRAM LEASES
                                 --------------


All recording information is to the Real Property Records of the Clerk and Recorder of Weld County, Colorado.





     Lessor            Lessee        Lease Date                     Lands                     Recording Information
-------------------------------------------------------------------------------------------------------------------

Union Pacific      PanAmerican        11-25-70    Township 4 North, Range 64 West, 6th P.M.   Book 638
Railroad Company   Petroleum Corp.                -----------------------------------------   Rec. No. 1559660
                                                  Section 7: SW1/4
                                                  Township 4 North, Range 65 West, 6th P.M.
                                                  -----------------------------------------
                                                  Section 25: SW1/4

                                      07-30-70    Township 3 North, Range 66 West, 6th P.M.   Book 631
Union Pacific      PanAmerican                    -----------------------------------------   Reception 1553082
Railroad Company   Petroleum Corp.                Section 3: S1/2SW1/4

                                    EXHIBIT B
                                    ---------

                       PROGRAM WELLS AND MAXIMUM ADVANCES
                       ----------------------------------


All legal descriptions are in Weld County, Colorado.


                  Location of          Location of Existing    Maximum
   Prospect      Program Wells                Wells            Advance          Interest Owner         Interest and Type
------------------------------------------------------------------------------------------------------------------------

Beebe Draw       T4N, R65W, Sec. 25:   T4N, R65W, Sec. 25:    $239,000     Union Pacific Resources     15.0%      LOR
                 NE4/SW4               NW4/SW4                             Amoco Production Co.        100%       ORRI
                 SE4/SW4                                                   Pulsar Oil & Gas, Inc.      2.5005%    WI
                 SW4/SW4                                                                               1.875%     NRI
                                                                           River Partnership           14.1695%   WI
                                                                                                       10.625%    NRI
                                                                           Unioil                      83.3300%   WI
                                                                                                       62.50%     NRI

Platte Valley    T3N, R66W, Sec. 3:    T3N,R6W,Sec. 3:        $239,000     Union Pacific Resources     15.0%      LOR
                                                                           Amoco Production Co.        10.0%      ORRI
                 SE4/SW4               SW4/SW4                             Unioil                      100.0%     WI
                                                                                                       75.0%      NRI


Latham           T4N, R64W, Sec. 7:    T4N, R64W, Sec. 7:     $239,000     Union Pacific Resources     15.0%      LOR
                 NE4/SW4               NW4/SW4                for each     Amoco Production Co.        10.0%      ORRI
                                                              Program
                                                              Well;
                 SE4/SW4               (Latham #7-1)          $140,000     Pulsar Oil & Gas, Inc.      16.67%     WI
                 SW4/SW4                                      for comple-                              12.5%      NRI
                                                              tion of
                                                              Existing     Unioil                      83.33%     WI
                                                              Well                                     62.5%      NRI